Securities and Exchange Commission
                              Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of Report:  October 18, 1999
                  (Date of earliest event reported)

                               Telular Corporation
              (Exact name of Registrant as specified in its charter)

                                   0-23212
                            (Commission File Number)


                        Delaware                      36-3885440
       (State or other jurisdiction of             (I.R.S. Employer
        incorporation)                             Identification No.)


                            647 North Lakeview Parkway
                              Vernon Hills, Illinois
                                      60061
                     (Address of principal executive offices)
                                    (Zip Code)


                                  (847) 247-9400
               (Registrant's telephone number, including area code)

   Item 5.  Other Events.

   The copy of the press release issued by Telular Corporation on October 18, 1999, announcing the mandatory conversion of Series A Convertible Preferred Stock and the existence of a disagreement with certain Holders of Series A Convertible Preferred Stock over the conversion formula, filed as an exhibit hereto, is incorporated herein by reference.

   Item 7.  Financial Statements and Exhibits.

   (c) Exhibits.  The following exhibits are filed herewith:

   Index
   Number               Document Name
   ------               -------------

   99.1                 Press Release issued by Telular Corporation on
                        October 18, 1999.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Telular Corporation

   Date:  October 21, 1999                   By:  /s/ Jeffery L. Herrmann
                                             ------------------------
                                             Jeffery L. Herrmann
                                             Senior Vice President and
                                             Chief Financial Officer


                               Exhibit Index
                               -------------

   Sequential
   Exhibit                                                 Page
   Number          Document Name                           Number
   ----------      --------------                          -------

   99.1            Press Release dated October 18, 1999      4